UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2025
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Arvinas, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On September 17, 2025, management of Arvinas, Inc. (the “Company’), pursuant to authority delegated by the Board of Directors of the Company (the “Board”), committed to and approved a reduction in workforce of approximately 15% across roles in functional areas of the Company primarily related to vepdegestrant commercialization. The Company expects the workforce reduction will be substantially completed during the first quarter of 2026. The Company expects that it will incur approximately $4.5 million in costs in connection with the workforce reduction, which consist of severance and other one-time employee termination benefit expenses, which the Company expects to recognize primarily in the third and fourth quarters of 2025. The estimate of costs that the Company expects to incur, and the timing thereof, are subject to a number of assumptions and actual results may differ. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the workforce reduction.
Item 7.01 Regulation FD Disclosure.
On September 17, 2025, the Company issued a press release providing an update on its collaboration with Pfizer, Inc. (“Pfizer”) and announcing further actions to support value creation. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On September 17, 2025, the Company issued a press release providing an update on its collaboration with Pfizer and announcing further actions to support value creation, as discussed in additional detail below.
Pfizer Collaboration Update
The Company and Pfizer have jointly agreed to out-license the commercialization rights to vepdegestrant to a third party. Together, the companies have begun seeking a partner with the capabilities and expertise to maximize the commercial potential of vepdegestrant, if approved, for patients with estrogen receptor 1-mutant, estrogen receptor positive, human epidermal growth factor receptor 2 negative, advanced or metastatic breast cancer, and potentially develop vepdegestrant in new settings.
Potential Value Creation
In light of the change to the development plan for the vepdegestrant program and the Company’s refocus on its early development programs, the Company has determined it will take further action to optimize organizational and cost structures and streamline operations in advance of multiple anticipated value inflection points in the coming months. These actions include:
•Further limiting additional expenditures on the vepdegestrant program to support activities required for commercialization readiness and identification and out-licensing of vepdegestrant to a third party for commercialization, subject to alignment with Pfizer;
•Reducing the Company’s workforce by an additional 15% to streamline operations, with the most significant reductions being roles related to vepdegestrant commercialization; and
•Proactively managing pipeline cost by seeking strategic business development opportunities and by identifying further efficiencies across the business.
The Company continues to believe that its cash, cash equivalents and marketable securities as of June 30, 2025, together with the actions described above, including the workforce reduction, will enable the Company to fund its planned operating expenses and capital expenditure requirements into the second half of 2028. The Company has based this estimate on assumptions that may prove to be wrong, and it could use its capital resources sooner than it currently expects.

Stock Repurchase Program
On September 17, 2025, the Company announced that the Board authorized and approved a share repurchase program for the repurchase of up to $100 million of the currently outstanding shares of the Company’s common stock. Share repurchases under the share repurchase program may be made from time to time through a variety of methods, which may include open market purchases, privately negotiated block trades, accelerated share repurchases, other privately negotiated transactions or any combination of these methods. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The share repurchase program will be funded using the company's working capital. The share repurchase program has no time limit and can be modified, suspended or discontinued at any time without prior notice.
The Company cannot predict when or if it will repurchase any shares of common stock as such stock repurchase program will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, ongoing assessments of the capital needs of the business, alternative investment opportunities, the market price of the Company’s common stock and general market conditions, and repurchases will be at the Company’s discretion. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission as required by the applicable rules of the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 17, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL)
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the potential out-license of vepdegestrant, limiting additional expenditures on the vepdegestrant program, the workforce reduction, management of pipeline costs, and purchases by the Company of its common stock pursuant a share repurchase program. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words "believe," “expect,” "anticipate," "potentially,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of various risks and uncertainties, including the important factors discussed the important factors discussed in the “Risk Factors” sections contained in the Company’s quarterly and annual reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: September 17, 2025	By:	/s/ Andrew Saik
Chief Financial Officer